Revenue (Table)	12 Months Ended
Dec. 31, 2022
Revenue
Disaggregation of Revenue

Disaggregation of revenues

	For Year Ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Product sales	3,906,611	3,873,589	2,644,214

Service
- online store operations, digital marketing, customer service, warehousing and fulfillment and IT maintenance service which revenues are recognized over time	4,927,875	5,479,799	5,675,173
- one-time online store design and setup services which revenues are recognized at point of time	17,077	42,868	81,244

Total revenue	8,851,563	9,396,256	8,400,631

Contract Liability

The movement of the advances from customers for the years ended December 31, 2021 and 2022 were as follows:

Advances from
Customers
Opening Balance as of January 1, 2021	65,264
Net decrease	(1,587)
Ending Balance as of December 31, 2021	63,677
Net increase	57,181
Ending Balance as of December 31, 2022	120,858